POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  December 24, 1998                   /s/ Donald E. Nickelson
                                            ---------------------------
                                            Donald E. Nickelson

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  December 18, 1998                      /s/ Peter S. Finley
                                              ---------------------------
                                              Peter S. Finley

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  December 24, 1998                      /s/ Jeffrey L. Fox
                                               ---------------------------
                                               Jeffrey L. Fox

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  December 24, 1998                      /s/ Samuel A. Hamacher
                                               ---------------------------
                                               Samuel A. Hamacher

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  November 3, 1998                        /s/ Paul W. Jones
                                                ---------------------------
                                                Paul W. Jones

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  November 2, 1998                    /s/ Jerry E. Ritter
                                            ---------------------------
                                            Jerry E. Ritter

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  October 26, 1998                      /s/ Joseph F. Shaughnessy
                                              ---------------------------
                                              Joseph F. Shaughnessy

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff, Philip G. Franklin, Curtis J.
Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  November 8, 1998                       /s/ Robert L. Virgil
                                               ---------------------------
                                               Robert L. Virgil

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip G. Franklin, Curtis J. Laetz and Glenda Moehlenpah, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated:  December 24, 1998                       /s/ P. Enoch Stiff
                                                ---------------------------
                                                P. Enoch Stiff